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                                                                EXHIBIT 10.1


                              As of June 19, 1997


Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attention:       R. A. Johannsen, Treasurer

         Re: Fourth Amendment and Waiver to (a) Pool Company Restated Revolving Credit Agreement, and (b) Pool Company Restated Term Loan Agreement

Gentlemen:

         Reference is made to:

         (a) the Restated Credit Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996, the Second Amendment dated as of July 31, 1996, and the Third Amendment dated as of December 20, 1996 (the "REVOLVING CREDIT AGREEMENT"), among Pool Company, the financial institutions named therein as lenders ("LENDERS"), and NationsBank of Texas, N.A., as agent for such Lenders ("AGENT"), and

         (b) the Restated Term Loan Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996, the Second Amendment dated as of July 31, 1996, and the Third Amendment dated as of December 20, 1996 (the "TERM LOAN AGREEMENT"), among Pool Company, Lenders, and Agent.

Unless otherwise indicated, all capitalized terms herein are used as defined in the Revolving Credit Agreement and the Term Loan Agreement.

         Pool Company has advised Agent and Lenders that it wishes to purchase the stock of DA&S Oil Well Servicing, Incorporated, a New Mexico corporation ("DA&S"), for $10,500,000 (comprised of $450,000 in cash and $10,050,000 in
Pool Company Subordinated Notes). Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pool Company, Agent and Lenders agree as follows:

         1. The fourth paragraph in the recitals to the Revolving Credit Agreement is hereby amended by deleting the reference to "$35,000,000" and inserting in lieu thereof a reference to "$40,000,000."

         2.      Debt. SECTION 7.11 of the Revolving Credit Agreement and
SECTION 7.11 of the Term Loan Agreement are hereby amended:

                 (a) by deleting the phrase "through January 31, 1997" in clause (q) of such section, and

                 (b) by deleting the word "and" before clause (t), changing the clause designated as "(v)" to clause "(u)", deleting the word "and" before such clause and adding the following at the end of each such section:
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Pool Company
As of June 19, 1997
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                 (v)      the DA&S Subordinated Notes, a guaranty by PESCO of
                 such Notes, and a guaranty by DA&S of such Notes.

         3. Capital Expenditures. SECTION 7.13 of the Revolving Credit Agreement and SECTION 7.13 of the Term Loan Agreement are hereby amended by deleting the word "and" before clause (f) and adding the following at the end of each such section:

         , and (g) an expenditure of $10,500,000 to purchase 100% of the stock of DA&S.

         4. Acquisitions, Mergers, and Dissolutions. Notwithstanding the provisions of SECTION 7.15 of the Revolving Credit Agreement and SECTION 7.15 of the Term Loan Agreement, Pool Company may (a) acquire 100% of the stock of DA&S pursuant to the DA&S Purchase Agreement, and (b) merge DA&S into Pool Company.

         5. Loans, Advances, and Investments. Notwithstanding the provisions of SECTION 7.16 of the Revolving Credit Agreement and SECTION 7.16 of the Term Loan Agreement, (a) Pool Company may acquire 100% of the stock of DA&S pursuant to the DA&S Purchase Agreement, (b) Pool Company may assume (through its merger with DA&S) the existing advances of DA&S relating to two life insurance policies on Dean Snyder issued by (i) American General Life Insurance Company in the amount of approximately $27,576.55, and (ii) Philadelphia Life Insurance Company in the amount of approximately $43,110.53, and (c) Pool Company may contribute the assets of DA&S that it receives by virtue of its merger with DA&S to PCNV, Inc.

         6.      Subsidiaries. Notwithstanding the provisions of SECTION 4 and
SECTION 7.29 of the Revolving Credit Agreement, and SECTION 4 and SECTION 7.28 of the Term Loan Agreement, Pool Company may, for a period not to exceed 30 days after the closing under the DA&S Purchase Agreement, maintain the existence of DA&S without the execution and delivery of a Guaranty, Security Agreement, Financing Statements and Stock Powers for DA&S, subject to the covenant set forth in paragraph 10(b) below.

         7. Default on Other Debt or Security. Notwithstanding the provisions of SECTION 8.6 of the Revolving Credit Agreement and SECTION 8.6(A) of the Term Loan Agreement, Lenders and Agent agree that if the DA&S Subordinated Note in the amount of $1,000,000 payable to Alexander Family Trust is accelerated pursuant to the second paragraph of Section 4.1 thereof, then there shall be no Default under the Revolving Credit Agreement and the Term Loan Agreement, provided that Borrower pays such accelerated debt within 7 Business Days.

         8.      Permitted Liens. The definition of "Permitted Liens" in
SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement is hereby amended by deleting the word "and" before clause (t) and adding the following at the end of each such section:

         , (u) Liens on assets of DA&S securing the DA&S Subordinated Notes, and (v) Liens in the form of a pledge of cash collateral to support a letter of credit issued for the account of DA&S in the amount of $550,000.
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Pool Company
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         9.      New Definitions. SECTION 10.3 of the Revolving Credit
Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by adding the following definitions:

                 DA&S means DA&S Oil Well Servicing, Incorporated, a New Mexico corporation.

                 DA&S PURCHASE AGREEMENT means the Stock Purchase Agreement dated as of June 19, 1997, among the DA&S Sellers, DA&S, Borrower, and PESCO.

                 DA&S SELLERS means the holders of all of the issued and outstanding stock of DA&S at the time of the closing under the DA&S Purchase Agreement.

                 DA&S SUBORDINATED NOTES means the promissory notes issued by Pool Company in the aggregate amount of $10,050,000, payable to the DA&S Sellers and subordinated to the Obligations as set forth in the Subordination Agreement dated as of June 24, 1997 among the DA&S Sellers, Borrower, Agent and Lenders.

         10. Liquidating Companies. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by revising the definition of "LIQUIDATING COMPANIES" to add the companies reflected in bold and italics below, so that such definition reads as follows:

                 "LIQUIDATING COMPANIES" means Pool Horizontal Drilling Services Co., Westex Production Service, Inc., The International Air Drilling Company, DA&S, POOL AMERICAS, INC., POOL-AUSTRALIA, INC., PESCO SUBSIDIARY, POOL HOUSTON #1, INC. AND POOL PRODUCTION SERVICES, INC."

         11. Conditions. This instrument shall not be effective until it has been duly executed and delivered by all parties named below, and Agent has received from Pool Company any documentation that Agent may reasonably request related hereto, including, without limitation, a true and complete copy of the DA&S Purchase Agreement (which Borrower hereby designates as a "Material Agreement" for purposes of the Revolving Credit Agreement and the Term Loan Agreement).

         12.     Covenants.

                 (a) Within 30 days after the closing under the DA&S Purchase Agreement, Pool Company shall either (i) merge DA&S into Pool Company, or (ii) deliver to Agent the Guaranty, Security Agreement, Financing Statements and Stock Powers required by SECTIONS 4.2 and 7.29(A) of the Revolving Credit Agreement and SECTIONS 4.2 and 7.28(A) of the Term Loan Agreement; and

                 (b) If DA&S is not merged into Pool Company, then within five Business Days after any change in the corporate name of DA&S or any other Obligor, Pool Company shall notify Agent of such change and execute and deliver any Financing Statement amendments or other documentation reasonably requested by Agent in connection with such change.





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Pool Company
As of June 19, 1997
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Any failure or refusal of Pool Company to punctually and properly perform, observe, and comply with each of the foregoing covenants shall constitute a "Default" under SECTION 8 of the Revolving Credit Agreement and SECTION 8 of the Term Loan Agreement.

         13. Representations and Warranties. Pool Company represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.

         14. Fees and Expenses. Pool Company agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         15. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of SECTION 12 of the Revolving Credit Agreement and SECTION 12 of the Term Loan Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the Revolving Credit Agreement and the Term Loan Agreement as hereby modified (the "AMENDED AGREEMENTS") and any other Loan Papers, the terms of the Amended Agreements shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreements. Pool Company hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof.

         16. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, Pool Company, Guarantors, Lenders, Agent, and their respective successors and assigns.

         17. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         18. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.





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Pool Company
As of June 19, 1997
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         If the foregoing terms and conditions are acceptable, please indicate your acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders and Pool Company and their respective successors and assigns.

Very truly yours,

NATIONSBANK OF TEXAS, N.A.,                 NATIONAL BANK OF CANADA,
as Agent and a Lender                       as a Lender


By: /s/ JOHN H. ROBERTS                     By: /s/ DOUGLAS G. CLARK
   -------------------------------             ---------------------------------
      John H. Roberts                             Douglas G. Clark
      Vice President                              Vice President


NATIONAL BANK OF ALASKA,                    By: /s/ WILLIAM W. HANDLEY
as a Lender                                    ---------------------------------
                                                  William W. Handley
                                                  Vice President

By: /s/ RICHARD M. MONROE
   -------------------------------
      Richard M. Monroe
      Vice President

                                            THE HONGKONG AND SHANGHAI
BANK ONE, TEXAS, N.A.,                      BANKING CORPORATION LTD.,
as a Lender                                 as a Lender


By: /s/ KELLY L. ELMORE III                 By: /s/ JEFFREY M. YUN
   -------------------------------             -------------------------------
Name: Kelly L. Elmore III                   Name: Jeffrey M. Yun
     -----------------------------               -----------------------------
Title: Vice President                       Title: Assistant Vice President
      ----------------------------                ----------------------------



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Pool Company
As of June 19, 1997
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         Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                            POOL COMPANY


                                            By: /s/ J. T. JONGEBLOED
                                               --------------------------
                                                   J. T. Jongebloed
                                                   President


                                            By: /s/ R. A. JOHANNSEN
                                               --------------------------
                                                   R. A. Johannsen
                                                   Treasurer




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Pool Company
As of June 19, 1997
Page 7




                       GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty described in the Revolving Credit Agreement executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers (as described in the Revolving Credit Agreement or the Term Loan Agreement), all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

ASSOCIATED PETROLEUM SERVICES, INC.        POOL COMPANY HOUSTON LTD.
BIG 10 FISHING TOOL COMPANY, INC.          POOL COMPANY TEXAS LTD.
PCNV, INC.
POOL ALASKA, INC.
POOL AMERICAS, INC.                        By:  POOL COMPANY, General Partner
POOL-AUSTRALIA, INC.                            of each of the above Obligors
POOL CALIFORNIA ENERGY SERVICES,
 INC.                                           By: /s/ J. T. JONGEBLOED
POOL COMPANY                                       -----------------------------
POOL ENERGY HOLDING, INC.                             J. T. Jongebloed
POOL ENERGY SERVICES CO.                              President
POOL INTERNATIONAL, INC.
POOL PRODUCTION SERVICES, INC.
PTX, INC.                                       By: /s/ R. A. JOHANNSEN
THE INTERNATIONAL AIR DRILLING                     -----------------------------
 COMPANY                                              R. A. Johannsen
WESTEX PRODUCTION SERVICE, INC.                       Treasurer




By: /s/ J. T. JONGEBLOED
   ----------------------------------------
    J. T. Jongebloed
    President of each of the above Obligors


By: /s/ R. A. JOHANNSEN
   ----------------------------------------
    R. A. Johannsen
    Treasurer of each of the above Obligors